Equity Method Investment	6 Months Ended
Jun. 30, 2024
Equity Method Investment [Abstract]
Equity Method Investment
4. Equity Method Investment

Details on the Company’s equity method investment in RFSea are discussed in Note 4 of the 2023 Annual Report. As of June 30, 2024, and December 31, 2023, the investment in RFSea amounted to $1,630 and $1,645, respectively, and is presented in “Equity method investment” in the accompanying consolidated balance sheets.

For the six month period ended June 30, 2024, the loss from this investment amounted to $15 and is presented in “Loss on equity method investment” in the accompanying unaudited interim consolidated statement of comprehensive (loss)/income. The Company’s maximum exposure to a loss as a result of its investment in RFSea, is limited to its committed amounted in this investment, $4,125.